UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2013

Date of reporting period :	June 1, 2012 — May 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5|31|13

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Important notice regarding Putnam’s privacy policy	14

Financial statements	15

Federal tax information	59

About the Trustees	60

Officers	62

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Some steadiness has returned to the investing environment, as many economies around the world are either improving or stabilizing. The U.S. equity market achieved record highs in the second quarter, as the nation’s economy slowly healed. Unemployment, housing, and consumer confidence data in the United States have all improved since the beginning of the year. State finances are faring better as well, although the ultimate consequences of federal budget sequestration on state economies remain to be measured.

Against this backdrop of perceived economic progress, the Federal Reserve indicated that it may taper its monetary-easing and asset-purchasing policies. This posed challenges for markets that had become accustomed to the extraordinary programs put in place by the central bank.

Putnam’s investment teams bring astute analysis of key market and policy-related risks to the task of finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery. Our fixed-income managers, in particular, are cognizant of the risks of Fed policy changes and actively manage the funds to deal with the impact of the changes. When combined with the guidance of a financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk, we believe Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

2	Dynamic Asset Allocation Equity Fund

Interview with your fund’s portfolio manager

Bob, let’s review conditions in the equity markets during the past 12 months.

During the past 12 months, equity markets delivered strong performance. Corporate earnings grew, although I consider it worth noting that this growth has been partly a result of cost-cutting and other efficiency measures. What investors would typically like to see is more top-line growth, driven by expanding revenue and sales.

Even with the remarkable rise in equities there is an underlying feeling that this bull market is not sustainable. In other words, markets have climbed “a wall of worry.” Economic growth in the United States remains below-trend, and the Federal Reserve continues to be accommodative and stimulative with its asset purchases. While there has been some improvement in the economy, we have still not experienced the kind of traction necessary to justify removing the support of this accommodative policy, in my opinion. The Fed has implied that it will not change its asset-purchasing policy, known as QE3, until the unemployment rate falls below 6.5% or inflation exceeds 2.5%, although some recent public statements have addressed possibilities of tapering policies in the foreseeable future.

Looking more closely at the sequence of events in markets during the period, in the final three months of 2012, U.S. stocks were flat because of pessimism regarding the federal government’s pending fiscal cliff. The market then began to rally in January, even

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/13. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 12.

Dynamic Asset Allocation Equity Fund	3

as higher payroll taxes went into effect. By the end of May, both the Dow Jones Industrial Average and the S&P 500 Index had risen to record-high levels. Japanese stocks also performed strongly during the period, while European stocks, after strong returns in 2012, began to lose momentum.

Putnam Dynamic Asset Allocation Equity Fund’s class A shares returned 28.69% during the 12 months ending May 31, 2013, outperforming the all-equity Russell 3000 Index, its primary benchmark, and finishing slightly better than its secondary benchmark, the Putnam Equity Blended Index, which reflects the fund’s strategic global allocations.

In this environment, what factors contributed to performance?

The fund’s allocation to U.S. equities helped returns, though, as mentioned, much of this advantage occurred in the second half of the period. The U.S. large-cap portion of the portfolio outperformed large-cap market averages. Most of the alpha, or risk-adjusted active return in the portfolio, was gained by stock selection, rather than by taking on much sector risk. A couple of sector positions are worth noting — an overweight to retail was additive, while an underweight to utilities was also helpful. The portfolio’s overweights to technology and its underweight to financials detracted from performance. Individual security selection results were strongest in the energy, transportation, and basic materials sectors. Selection was weakest in media, technology, and consumer durables.

The international portfolio also contributed positively to results. There was little sector risk in the portfolio relative to the benchmarks. Stock selection was strongest in consumer staples, insurance, and utilities. Selection in financials and pharmaceuticals/biotech detracted. There was minimal country risk in the portfolio, and selection was strong

This table shows the fund’s top 10 individual holdings by percentage of the fund’s net assets as of 5/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

4	Dynamic Asset Allocation Equity Fund

in all regions, especially Japan, Hong Kong, and Australia.

How do you interpret what is happening in the markets?

The U.S. economy is growing, and it appears that the Fed’s quantitative easing policies are effectively providing stimulus to business activity and liquidity to financial markets. These macroeconomic conditions have given corporations the opportunity to repair their balance sheets in the years since the recession, and they have gone on to rebuild profitability. In fact, we believe corporate earnings offer a great story that often is underappreciated by the skeptics of this rally. Although earnings growth rates have begun to fade from the peak levels earlier in this business cycle, corporations overall are still generating record-level profits. Corporate earnings provide fundamental support to current market levels, in our estimation. Stock valuations in general appear reasonable when compared with long-term historical valuations.

As I mentioned, investors are having trouble believing that the economic recovery is real and stable because growth is below the economy’s long-term trend. Many also question the Fed’s policies, but the evidence suggests that the central bank is on track toward its goal of lowering the unemployment rate. Investor doubts have contributed to the high levels of volatility that we have seen in each year since 2008, and we believe that they can cause volatility again. But in many historical periods, we have also seen

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Dynamic Asset Allocation Equity Fund	5

that stock prices can climb a wall of worry as they have done in the past 12 months. We continue to focus on fundamental conditions as well as negative sentiments when we are analyzing asset classes.

Looking ahead, how is the fund positioned, and what risks do you see?

We continue to favor U.S. stocks because we think the economy is doing well enough to continue supporting risk assets. We are constructive on this market. Equity valuations have moved closer to fair value, but are not overvalued, in our opinion.

We are more bullish on the United States than on Europe, which we believe stands in need of greater budgetary reforms to get its house in order. Still, the major fear of a eurozone meltdown appears to be behind us. With regard to Japan, we see some meaningful reforms taking place in the economy, but will continue to monitor the situation. Within emerging markets, we have seen slower growth, including in China, and we believe that will continue.

Going forward, we expect what we have seen in the recent past — global markets moving gradually higher, punctuated with periodic volatility due to geopolitical events. Within the portfolio, our strategy is to be positioned in a way that controls the volatility of our equity holdings. Barring any unforeseen external shock to the system, we view the situation as having more upside than downside, but it is not going to be a steady march higher.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

6	Dynamic Asset Allocation Equity Fund

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

The World Bank has downgraded its outlook for global economic growth, projecting a somewhat slower expansion in 2013 due to Europe’s deeper-than-expected recession and a recent deceleration in emerging-market economies. In its twice-yearly Global Economic Prospects report, the World Bank forecast that global GDP will increase 2.2% this year, a cut to its January outlook of 2.4%. This pace would constitute an approximate continuation of 2012’s moderate growth pace of 2.3%. The world’s large developing economies, such as Brazil, China, India, and Russia, continue to experience less rapid growth than they did before the 2008 global financial crisis and will likely need to stay focused on structural reforms to maintain expansion. China’s economy, in particular, is decelerating, with experts now anticipating that the world’s second-largest economy could experience its slowest growth rate in 23 years. In its report, the World Bank said debt-related uncertainties surrounding the eurozone and fiscal questions in the United States should have less impact on global economic growth in coming years.

Dynamic Asset Allocation Equity Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/13

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	111.51%	99.35%	111.46%
Annual average	18.76	17.15	18.75

3 years	50.83	42.16	50.80
Annual average	14.68	12.44	14.67

1 year	28.69	21.29	28.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/13

			Lipper Multi-Cap
		Putnam Equity	Core Funds
	Russell 3000 Index	Blended Index	category average*

Life of fund	122.42%	114.18%	111.51%
Annual average	20.14	19.10	18.64

3 years	59.42	52.55	50.81
Annual average	16.82	15.12	14.61

1 year	27.88	27.83	27.62

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 5/31/13, there were 791, 682, and 610 funds, respectively, in this Lipper category.

8	Dynamic Asset Allocation Equity Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class Y shares would have been valued at $21,146.

Fund price and distribution information For the 12-month period ended 5/31/13

Distributions	Class A		Class Y

Number	1		1

Income	$0.131		$0.131

Capital gains — Long-term	0.877		0.877

Capital gains — Short-term	0.054		0.054

Total	$1.062		$1.062

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/12	$10.11	$10.73	$10.11

5/31/13	11.81	12.53	11.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Equity Fund	9

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	107.03%	95.13%	106.99%
Annual average	17.82	16.26	17.81

3 years	54.47	45.59	54.44
Annual average	15.60	13.34	15.59

1 year	21.17	14.20	21.16

See the discussion following the Fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/12*	1.33%**	1.08%

Total annual operating expenses for the fiscal year ended 5/31/12	2.08%**	1.83%

Annualized expense ratio for the six-month period ended 5/31/13†	1.06%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

** No payments under the fund’s distribution and service (12b-1) plan have been authorized by the Trustees.

10	Dynamic Asset Allocation Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2012, to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.70	$5.70

Ending value (after expenses)	$1,157.50	$1,157.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2013, use the following calculation method. To find the value of your investment on December 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.34	$5.34

Ending value (after expenses)	$1,019.65	$1,019.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12	Dynamic Asset Allocation Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2013, Putnam employees had approximately $385,000,000 and the Trustees had approximately $92,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Equity Fund	13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14	Dynamic Asset Allocation Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund	15

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Equity Fund (the “fund”) at May 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 2013

16	Dynamic Asset Allocation Equity Fund

The fund’s portfolio 5/31/13

COMMON STOCKS (92.6%)*	Shares	Value

Advertising and marketing services (0.1%)
Liquidity Services, Inc. †	112	$4,481

Nu Skin Enterprises, Inc. Class A	118	6,938

ReachLocal, Inc. †	285	3,962

ValueClick, Inc. †	243	6,401

		21,782
Aerospace and defense (2.9%)
Alliant Techsystems, Inc.	80	6,282

Boeing Co. (The)	2,650	262,402

European Aeronautic Defence and Space Co. NV (France)	728	41,446

General Dynamics Corp.	1,335	102,929

HEICO Corp.	63	3,187

Lockheed Martin Corp.	1,084	114,720

Northrop Grumman Corp.	1,119	92,194

Raytheon Co.	1,444	96,228

		719,388
Agriculture (0.1%)
Andersons, Inc. (The)	61	3,107

Archer Daniels-Midland Co.	104	3,352

First Resources, Ltd. (Singapore)	4,000	6,008

GrainCorp, Ltd. Class A (Australia)	187	2,264

S&W Seed Co. †	401	3,465

		18,196
Airlines (0.7%)
Aeroflot — Russian Airlines OJSC (Russia) †	4,311	7,005

Alaska Air Group, Inc. †	64	3,636

Copa Holdings SA Class A (Panama)	51	6,697

Delta Air Lines, Inc. †	4,273	76,957

International Consolidated Airlines Group SA (Spain) †	3,890	16,329

SkyWest, Inc.	286	4,013

Southwest Airlines Co.	3,947	55,929

Turk Hava Yollari Anonim Ortakligi (THY) (Turkey) †	2,987	13,812

		184,378
Automotive (1.1%)
Bayerische Motoren Werke (BMW) AG (Germany)	174	16,635

Daihatsu Motor Co., Ltd. (Japan)	1,000	21,237

Fuji Heavy Industries, Ltd. (Japan)	1,000	22,457

Hino Motors, Ltd. (Japan)	1,000	14,211

Isuzu Motors, Ltd. (Japan)	4,000	29,860

Kia Motors Corp. (South Korea)	278	14,454

Lear Corp.	621	37,248

Localiza Rent a Car SA (Brazil)	559	8,535

Maruti Suzuki India, Ltd. (India)	222	6,310

Mills Estruturas e Servicos de Engenharia SA (Brazil)	442	7,211

Mitsubishi Motors Corp. (Japan) †	13,000	20,037

Navistar International Corp. †	145	5,201

Scania AB Class B (Sweden)	794	17,625

Suzuki Motor Corp. (Japan)	1,000	24,344

Dynamic Asset Allocation Equity Fund	17

COMMON STOCKS (92.6%)* cont.	Shares	Value

Automotive cont.
Tata Motors, Ltd. (India)	3,580	$19,701

Toyota Motor Corp. (Japan)	200	11,798

		276,864
Banking (7.2%)
Access National Corp.	168	2,172

Associated Banc-Corp.	1,626	25,057

Australia & New Zealand Banking Group, Ltd. (Australia)	611	15,936

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	1,549	14,522

Banco Latinoamericano de Exportaciones SA Class E (Panama)	382	8,759

Banco Santander Central Hispano SA (Spain)	2,822	20,272

Bangkok Bank PCL NVDR (Thailand)	1,900	12,870

Bank Mandiri (Persero) Tbk PT (Indonesia)	16,500	16,373

Bank of Kentucky Financial Corp.	102	2,647

Bank of Yokohama, Ltd. (The) (Japan)	3,000	14,701

Barclays PLC (United Kingdom)	8,853	42,361

BofI Holding, Inc. †	270	12,641

Cardinal Financial Corp.	318	4,815

China Construction Bank Corp. (China)	30,000	24,249

CIMB Group Holdings Berhad (Malaysia)	5,100	13,712

Citizens & Northern Corp.	200	3,900

City National Corp.	425	26,673

Commonwealth Bank of Australia (Australia)	790	50,044

Credicorp, Ltd. (Peru)	82	11,285

Credit Agricole SA (France) †	1,940	18,204

Credit Suisse Group (Switzerland)	441	13,079

DBS Group Holdings, Ltd. (Singapore)	1,000	13,534

Eagle Bancorp, Inc. †	180	4,050

East West Bancorp, Inc.	262	6,901

Erste Group Bank AG (Czech Republic)	256	8,123

Fifth Third Bancorp	5,646	102,756

Financial Institutions, Inc.	210	4,097

First Community Bancshares Inc.	206	3,137

FirstMerit Corp.	252	4,755

Flushing Financial Corp.	224	3,501

Grupo Financiero Banorte SAB de CV (Mexico)	2,579	16,487

Hang Seng Bank, Ltd. (Hong Kong)	1,200	19,280

Hanmi Financial Corp. †	429	6,752

Heartland Financial USA, Inc.	137	3,732

Heritage Financial Group, Inc.	199	2,844

HSBC Holdings, PLC (United Kingdom)	4,755	52,086

ICICI Bank, Ltd. (India)	410	8,379

Industrial and Commercial Bank of China, Ltd. (China)	32,000	22,384

Itau Unibanco Holding SA ADR (Preference) (Brazil)	1,540	23,154

Jammu & Kashmir Bank, Ltd. (India)	460	9,978

Joyo Bank, Ltd. (The) (Japan)	3,000	14,899

JPMorgan Chase & Co.	7,698	420,234

MainSource Financial Group, Inc.	315	4,379

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	3,700	21,850

18	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Banking cont.
Northern Trust Corp.	1,127	$65,535

OFG Bancorp (Puerto Rico)	200	3,556

Pacific Premier Bancorp, Inc. †	210	2,480

Peoples Bancorp, Inc.	199	3,988

PNC Financial Services Group, Inc.	1,977	141,632

Popular, Inc. (Puerto Rico) †	1,134	34,020

Republic Bancorp, Inc. Class A	127	3,024

Resona Holdings, Inc. (Japan)	5,700	25,308

Sberbank of Russia ADR (Russia)	2,078	25,047

Siam Commercial Bank PCL (Thailand)	1,400	8,023

Skandinaviska Enskilda Banken AB (Sweden)	1,590	16,499

Standard Chartered PLC (United Kingdom)	536	12,325

State Street Corp.	1,960	129,713

Sumitomo Mitsui Financial Group, Inc. (Japan)	400	15,657

Swedbank AB Class A (Sweden)	767	18,165

Synovus Financial Corp.	7,596	20,813

Toronto-Dominion Bank (Canada)	551	44,548

Turkiye Halk Bankasi AS (Turkey)	1,163	12,369

Walker & Dunlop, Inc. †	249	4,724

Washington Banking Co.	250	3,410

Wells Fargo & Co.	1,672	67,800

Westpac Banking Corp. (Australia)	708	19,017

		1,809,217
Basic materials (0.1%)
Sumitomo Metal Mining Co., Ltd. (Japan)	1,000	12,593

		12,593
Beverage (0.8%)
Anheuser-Busch InBev NV (Belgium)	221	20,372

Coca-Cola Co. (The)	1,032	41,270

Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	303	11,535

Constellation Brands, Inc. Class A †	668	35,411

Diageo PLC (United Kingdom)	568	16,815

Fomento Economico Mexicano SAB de CV ADR (Mexico)	71	7,710

Heineken Holding NV (Netherlands)	368	21,721

Molson Coors Brewing Co. Class B	585	28,905

SABMiller PLC (United Kingdom)	308	15,492

SABMiller PLC (United Kingdom)	123	6,246

		205,477
Biotechnology (1.6%)
Aegerion Pharmaceuticals, Inc. †	41	2,986

Amgen, Inc.	1,880	188,996

Auxilium Pharmaceuticals, Inc. †	129	1,925

BioMarin Pharmaceuticals, Inc. †	44	2,759

Celgene Corp. †	1,205	148,997

Cubist Pharmaceuticals, Inc. †	183	10,056

Exact Sciences Corp. †	227	2,551

Lexicon Pharmaceuticals, Inc. †	620	1,482

Medicines Co. (The) †	132	4,252

Dynamic Asset Allocation Equity Fund	19

COMMON STOCKS (92.6%)* cont.	Shares	Value

Biotechnology cont.
NewLink Genetics Corp. †	185	$3,017

PDL BioPharma, Inc.	528	4,356

RTI Biologics, Inc. †	673	2,726

Spectrum Pharmaceuticals, Inc.	284	2,332

United Therapeutics Corp. †	343	22,799

		399,234
Broadcasting (0.2%)
Belo Corp. Class A	1,502	16,852

Grupo Televisa, S.A.B ADR (Mexico)	409	10,667

ITV PLC (United Kingdom)	7,966	15,809

Sinclair Broadcast Group, Inc. Class A	433	11,704

		55,032
Cable television (1.5%)
Comcast Corp. Class A	6,819	273,782

DISH Network Corp. Class A	1,085	41,816

HSN, Inc.	52	2,958

IAC/InterActiveCorp.	1,167	56,576

		375,132
Capital goods (—%)
Great Lakes Dredge & Dock Corp.	379	3,146

Stoneridge, Inc. †	490	5,493

		8,639
Chemicals (3.1%)
Agrium, Inc. (Canada)	24	2,217

American Vanguard Corp.	133	4,051

Axiall Corp.	436	18,813

BASF SE (Germany)	528	51,593

Cambrex Corp. †	503	6,921

CF Industries Holdings, Inc.	258	49,268

Chemtura Corp. †	515	11,809

Cytec Industries, Inc.	233	16,653

Eastman Chemical Co.	619	44,395

Huntsman Corp.	904	17,583

Innophos Holdings, Inc.	153	7,739

Innospec, Inc.	155	6,360

Intrepid Potash, Inc.	61	1,146

Koppers Holdings, Inc.	114	4,693

Kraton Performance Polymers, Inc. †	155	3,215

Landec Corp. †	382	5,363

LSB Industries, Inc. †	459	15,500

LyondellBasell Industries NV Class A	1,154	76,914

Minerals Technologies, Inc.	59	2,513

Monsanto Co.	1,656	166,660

Mosaic Co. (The)	38	2,311

Nitto Denko Corp. (Japan)	500	29,852

OM Group, Inc. †	139	4,078

Potash Corp. of Saskatchewan, Inc. (Canada)	115	4,832

PPG Industries, Inc.	451	69,278

Sherwin-Williams Co. (The)	329	62,026

Syngenta AG (Switzerland)	62	24,329

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Chemicals cont.
Tronox, Ltd. Class A	126	$2,908

Valspar Corp.	410	29,385

W.R. Grace & Co. †	358	30,255

		772,660
Coal (0.1%)
Alpha Natural Resources, Inc. †	1,313	8,771

Peabody Energy Corp.	1,206	23,722

		32,493
Commercial and consumer services (2.0%)
ADT Corp. (The)	1,122	45,542

Alfa SAB de CV (Mexico)	3,090	7,315

Babcock International Group PLC (United Kingdom)	962	16,884

Barloworld, Ltd. (South Africa)	669	5,765

Booz Allen Hamilton Holding Corp.	258	4,500

Bureau Veritas SA (France)	135	15,650

Compass Group PLC (United Kingdom)	1,177	15,448

Corporate Executive Board Co. (The)	52	3,182

Deluxe Corp.	289	10,809

Expedia, Inc.	517	29,707

Experian Group, Ltd. (United Kingdom)	904	16,600

Global Cash Access Holdings, Inc. †	432	2,851

Green Dot Corp. Class A †	181	3,253

Haci Omer Sabanci Holding AS (Turkey)	1,571	10,009

Hana Tour Service, Inc. (South Korea)	151	9,579

Harbinger Group, Inc. †	402	3,465

HMS Holdings Corp. †	114	2,839

MAXIMUS, Inc.	35	2,612

McGraw-Hill Cos., Inc. (The)	1,242	67,751

Priceline.com, Inc. †	190	152,747

Randstad Holding NV (Netherlands)	159	6,746

Total Systems Services, Inc.	2,312	54,355

URS Corp.	458	22,186

		509,795
Communications equipment (1.1%)
Cisco Systems, Inc.	10,946	263,580

Plantronics, Inc.	87	4,019

RF Micro Devices, Inc. †	1,757	9,699

		277,298
Computers (3.6%)
3D Systems Corp. †	56	2,717

Actuate Corp. †	1,080	7,290

Anixter International, Inc. †	57	4,374

Apple, Inc.	1,257	565,247

Aspen Technology, Inc. †	184	5,634

Bottomline Technologies, Inc. †	107	2,956

Brocade Communications Systems, Inc. †	4,487	24,364

Commvault Systems, Inc. †	86	6,020

Cornerstone OnDemand, Inc. †	87	3,536

EMC Corp. †	4,895	121,200

Gemalto NV (Netherlands)	170	14,274

Dynamic Asset Allocation Equity Fund	21

COMMON STOCKS (92.6%)* cont.	Shares	Value

Computers cont.
HCL Technologies, Ltd. (India)	789	$10,378

Infoblox, Inc. †	133	3,236

Ixia †	135	2,122

Lexmark International, Inc. Class A	808	24,652

MTS Systems Corp.	93	5,613

Netscout Systems, Inc. †	176	4,286

Polycom, Inc. †	452	5,121

Procera Networks, Inc. †	232	3,424

Quantum Corp. †	2,584	4,005

Riverbed Technology, Inc. †	1,153	17,825

Silicon Graphics International Corp. †	156	2,356

SS&C Technologies Holdings, Inc. †	167	5,282

Verint Systems, Inc. †	113	3,793

Western Digital Corp.	894	56,608

		906,313
Conglomerates (1.7%)
AMETEK, Inc.	1,219	52,600

Danaher Corp.	2,293	141,753

General Electric Co.	5,658	131,945

Marubeni Corp. (Japan)	1,000	6,935

Siemens AG (Germany)	318	33,798

Tyco International, Ltd.	2,139	72,320

		439,351
Construction (0.7%)
Chicago Bridge & Iron Co., NV	580	36,714

China Liansu Group Holdings, Ltd. (China)	17,000	9,680

China National Building Material Co., Ltd. (China)	4,000	4,263

China Shanshui Cement Group, Ltd. (China)	15,000	7,780

China Singyes Solar Technologies Holdings, Ltd. (China)	13,000	14,213

Eagle Materials, Inc.	50	3,688

Fortune Brands Home & Security, Inc. †	935	39,532

Gamuda Bhd (Malaysia)	5,700	8,740

Koninklijke Boskalis Westminster NV (Netherlands)	355	14,061

PT Indocement Tunggal Prakarsa Tbk (Indonesia)	2,000	4,837

Trex Co., Inc. †	172	9,558

Wendel SA (France)	140	15,367

		168,433
Consumer (0.3%)
Blyth, Inc.	276	3,867

Jarden Corp. †	746	34,749

Swatch Group AG (The) (Switzerland)	28	15,895

Swatch Group AG (The) (Switzerland)	152	14,911

		69,422
Consumer finance (0.6%)
DFC Global Corp. †	642	9,566

Discover Financial Services	2,124	100,699

Encore Capital Group, Inc. †	186	6,635

Nationstar Mortgage Holdings, Inc. †	73	2,972

Nelnet, Inc. Class A	194	7,578

Ocwen Financial Corp. †	116	4,962

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Consumer finance cont.
PHH Corp. †	176	$3,548

Portfolio Recovery Associates, Inc. †	67	10,202

Samsung Card Co., Ltd. (South Korea)	300	9,924

Walter Investment Management Corp. †	126	4,588

World Acceptance Corp. †	43	3,971

		164,645
Consumer goods (2.2%)
Colgate-Palmolive Co.	1,448	83,752

Kao Corp. (Japan)	300	9,318

L’Oreal SA (France)	158	26,487

Prestige Brands Holdings, Inc. †	231	6,789

Procter & Gamble Co. (The)	4,999	383,723

Reckitt Benckiser Group PLC (United Kingdom)	493	35,173

		545,242
Consumer services (0.4%)
Angie’s List, Inc. †	94	2,205

Avis Budget Group, Inc. †	399	13,231

DeNA Co., Ltd. (Japan)	300	6,329

Geo Group, Inc. (The)	250	8,705

Liberty Interactive Corp. Class A †	2,731	61,311

OpenTable, Inc. †	43	2,868

TrueBlue, Inc. †	745	17,537

		112,186
Containers (0.1%)
Ball Corp.	670	28,917

		28,917
Distribution (0.1%)
Beacon Roofing Supply, Inc. †	195	8,038

Core-Mark Holding Co., Inc.	91	5,386

MWI Veterinary Supply, Inc. †	20	2,430

Spartan Stores, Inc.	165	2,932

United Natural Foods, Inc. †	59	3,122

		21,908
Electric utilities (1.6%)
AES Corp.	3,206	39,113

American Electric Power Co., Inc.	1,929	88,387

Chubu Electric Power Co., Inc. (Japan)	400	5,193

CMS Energy Corp.	723	19,485

Enel SpA (Italy)	4,513	16,999

Entergy Corp.	795	54,760

GDF Suez (France)	812	16,378

Kansai Electric Power, Inc. (Japan)	2,600	30,743

PG&E Corp.	1,431	64,266

Power Grid Corp. of India, Ltd. (India)	4,555	9,137

PPL Corp.	865	25,691

Red Electrica Corporacion SA (Spain)	423	22,385

Tenaga Nasional Bhd (Malaysia)	3,900	10,392

		402,929
Electrical equipment (0.1%)
ABB, Ltd. (Switzerland)	1,021	22,232

		22,232

Dynamic Asset Allocation Equity Fund	23

COMMON STOCKS (92.6%)* cont.	Shares	Value

Electronics (2.0%)
Acacia Research Corp.	96	$2,400

Asustek Computer, Inc. (Taiwan)	1,000	10,972

Avnet, Inc. †	834	28,489

Broadcom Corp. Class A	1,669	59,934

Casetek Holdings, Ltd. (Taiwan) †	2,000	10,934

China Automation Group, Ltd. (China)	25,000	6,181

EnerSys †	212	10,564

FEI Co.	89	6,409

First Solar, Inc. †	54	2,937

GenMark Diagnostics, Inc. †	199	2,965

Hon Hai Precision Industry Co., Ltd. (Taiwan)	7,820	19,894

Integrated Silicon Solutions, Inc. †	663	7,174

L-3 Communications Holdings, Inc.	507	43,141

Marvell Technology Group, Ltd.	2,769	30,016

Mentor Graphics Corp.	508	9,647

Microsemi Corp. †	134	2,939

NEC Corp. (Japan) †	13,000	30,206

NVIDIA Corp.	2,656	38,485

Omnivision Technologies, Inc. †	298	5,504

Rockwell Automation, Inc.	686	60,382

Samsung Electronics Co., Ltd. (South Korea)	58	78,217

Semtech Corp. †	131	4,787

Silicon Image, Inc. †	862	5,250

SK Hynix, Inc. (South Korea) †	740	20,782

Sparton Corp. †	189	3,141

Tripod Technology Corp. (Taiwan)	2,440	5,588

		506,938
Energy (oil field) (1.3%)
Helix Energy Solutions Group, Inc. †	543	12,956

Key Energy Services, Inc. †	845	5,476

Oceaneering International, Inc.	500	36,240

Oil States International, Inc. †	281	27,679

Schlumberger, Ltd.	3,423	249,982

		332,333
Energy (other) (—%)
FutureFuel Corp.	589	8,234

		8,234
Engineering and construction (0.7%)
Aecom Technology Corp. †	697	21,461

China Railway Group, Ltd. (China)	24,000	12,332

CTCI Corp. (Taiwan)	3,000	6,153

Daelim Industrial Co., Ltd. (South Korea)	148	12,410

JGC Corp. (Japan)	1,000	33,372

KBR, Inc.	861	31,082

McDermott International, Inc. †	1,268	12,109

Singapore Technologies Engineering, Ltd. (Singapore)	6,000	19,107

Vinci SA (France)	355	17,980

		166,006

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Entertainment (0.1%)
Carmike Cinemas, Inc. †	240	$4,253

CJ CGV Co., Ltd. (South Korea)	157	7,534

Six Flags Entertainment Corp.	28	2,088

TiVo, Inc. †	193	2,497

Town Sports International Holdings, Inc.	366	4,033

VOXX International Corp. †	591	6,572

		26,977
Environmental (0.1%)
Beijing Enterprises Water Group, Ltd. (China)	40,000	15,071

Coway Co., Ltd. (South Korea)	370	18,095

		33,166
Financial (0.7%)
3i Group PLC (United Kingdom)	2,959	15,113

BM&F Bovespa SA (Brazil)	1,460	9,468

CIT Group, Inc. †	1,404	64,696

CoreLogic, Inc. †	1,723	45,143

Credit Acceptance Corp. †	56	6,376

Nasdaq OMX Group, Inc. (The)	1,145	36,022

WageWorks, Inc. †	142	4,114

		180,932
Food (1.8%)
Ajinomoto Co., Inc. (Japan)	1,000	13,741

Associated British Foods PLC (United Kingdom)	734	20,038

Bunge, Ltd.	18	1,253

Calbee, Inc. (Japan)	200	19,204

Carrefour SA (France)	593	17,270

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	2,000	129

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR
(Preference) (Brazil)	91	4,474

Distribuidora Internacional de Alimentacion SA (Spain)	1,617	12,579

General Mills, Inc.	1,858	87,475

Hain Celestial Group, Inc. (The) †	44	2,931

Ingredion, Inc.	32	2,180

JM Smucker Co. (The)	408	41,192

Kraft Foods Group, Inc.	1,719	94,768

Magnit OJSC (Russia)	53	11,876

Nestle SA (Switzerland)	881	58,134

Pinnacle Foods, Inc. †	185	4,544

Sao Martinho SA (Brazil)	530	6,788

Shoprite Holdings, Ltd. (South Africa)	896	15,673

Suedzucker AG (Germany)	414	14,076

Tesco PLC (United Kingdom)	1,391	7,676

Unilever PLC (United Kingdom)	521	21,900

		457,901
Forest products and packaging (0.3%)
Bemis Co., Inc.	493	19,301

Buckeye Technologies, Inc.	82	3,056

Domtar Corp. (Canada)	189	13,697

KapStone Paper and Packaging Corp.	203	5,889

Dynamic Asset Allocation Equity Fund	25

COMMON STOCKS (92.6%)* cont.	Shares	Value

Forest products and packaging cont.
Louisiana-Pacific Corp. †	157	$2,758

Packaging Corp. of America	450	22,050

		66,751
Gaming and lottery (—%)
OPAP SA (Greece)	1,272	10,497

		10,497
Health-care services (2.9%)
Amedisys, Inc. †	342	4,213

AmerisourceBergen Corp.	1,662	89,881

AmSurg Corp. †	134	4,761

Bio-Reference Labs, Inc. †	54	1,666

Centene Corp. †	41	2,030

Chemed Corp.	111	7,772

CIGNA Corp.	1,749	118,757

Community Health Systems, Inc.	106	5,106

Computer Programs & Systems, Inc.	36	1,803

Diagnosticos da America SA (Brazil)	1,038	5,413

HCA Holdings, Inc.	1,235	48,239

Health Net, Inc. †	127	4,047

HealthSouth Corp. †	259	7,586

Magellan Health Services, Inc. †	48	2,616

McKesson Corp.	1,326	150,978

MedAssets, Inc. †	392	6,429

Omega Healthcare Investors, Inc. R	351	11,376

Pharmacyclics, Inc. †	61	5,590

Providence Service Corp. (The) †	494	13,022

Sinopharm Group Co. (China)	2,800	7,505

Suzuken Co., Ltd. (Japan)	300	9,546

Triple-S Management Corp. Class B (Puerto Rico) †	102	2,159

Ventas, Inc. R	896	63,948

WellCare Health Plans, Inc. †	200	10,428

WellPoint, Inc.	1,924	148,090

		732,961
Homebuilding (0.2%)
PulteGroup, Inc. †	2,003	43,245

Ryland Group, Inc. (The)	253	11,456

		54,701
Household furniture and appliances (0.1%)
La-Z-Boy, Inc.	563	10,399

Select Comfort Corp. †	145	3,218

Tempur-Pedic International, Inc. †	74	3,129

		16,746
Industrial (—%)
Hyundai Development Co. (South Korea)	260	6,165

		6,165
Insurance (4.0%)
Ageas (Belgium)	565	20,563

AIA Group, Ltd. (Hong Kong)	4,800	21,183

Alleghany Corp. †	129	50,310

Allianz SE (Germany)	187	28,900

Allied World Assurance Co. Holdings AG	432	38,625

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Insurance cont.
American Equity Investment Life Holding Co.	402	$6,512

American Financial Group, Inc.	742	36,032

American International Group, Inc. †	3,762	167,259

Amtrust Financial Services, Inc.	97	3,204

Aon PLC	1,959	124,730

Assicurazioni Generali SpA (Italy)	887	16,527

AXA SA (France)	1,100	22,156

Axis Capital Holdings, Ltd.	911	39,683

Berkshire Hathaway, Inc. Class B †	549	62,624

China Pacific Insurance (Group) Co., Ltd. (China)	1,800	6,028

CNO Financial Group, Inc.	428	5,282

Fidelity National Financial, Inc. Class A	1,782	46,884

Genworth Financial, Inc. Class A †	6,181	66,817

Insurance Australia Group, Ltd. (Australia)	4,494	24,247

Maiden Holdings, Ltd. (Bermuda)	351	3,749

Muenchener Rueckversicherungs AG (Germany)	98	18,345

PartnerRe, Ltd.	509	46,141

Ping An Insurance (Group) Co. of China, Ltd. (China)	1,000	7,330

Porto Seguro SA (Brazil)	419	5,200

Protective Life Corp.	913	35,315

Prudential PLC (United Kingdom)	1,397	23,545

Security National Financial Corp. Class A †	256	1,828

Standard Life PLC (United Kingdom)	3,026	17,793

Stewart Information Services Corp.	308	8,529

Symetra Financial Corp.	351	4,900

Validus Holdings, Ltd.	889	32,102

		992,343
Investment banking/Brokerage (1.4%)
Deutsche Bank AG (Germany)	478	22,357

Eaton Vance Corp.	941	39,061

Goldman Sachs Group, Inc. (The)	1,544	250,252

Greenhill & Co., Inc.	88	4,383

Investor AB Class B (Sweden)	526	15,073

UBS AG (Switzerland)	1,076	18,715

Virtus Investment Partners, Inc. †	33	7,651

		357,492
Leisure (—%)
Brunswick Corp.	116	3,894

		3,894
Lodging/Tourism (0.8%)
Grand Korea Leisure Co., Ltd. (South Korea)	200	6,494

Home Inns & Hotels Management, Inc. ADR (China) †	259	7,508

Hotel Shilla Co., Ltd. (South Korea)	182	9,991

Kangwon Land, Inc. (South Korea)	460	14,126

Marcus Corp.	397	5,101

MGM China Holdings, Ltd. (Hong Kong)	8,800	23,459

SJM Holdings, Ltd. (Hong Kong)	8,000	21,766

Wyndham Worldwide Corp.	799	46,438

Wynn Resorts, Ltd.	407	55,307

		190,190

Dynamic Asset Allocation Equity Fund	27

COMMON STOCKS (92.6%)* cont.	Shares	Value

Machinery (1.0%)
AGCO Corp.	69	$3,827

Altra Holdings, Inc.	320	9,219

Chart Industries, Inc. †	120	11,674

CNH Global NV	59	2,558

Cummins, Inc.	825	98,695

Deere & Co.	40	3,484

DXP Enterprises, Inc. †	63	3,721

Franklin Electric Co., Inc.	220	7,438

Gardner Denver, Inc.	305	23,028

Hyster-Yale Materials Holdings, Inc.	29	1,792

Hyster-Yale Materials Holdings, Inc. Class B F	28	1,730

IHI Corp. (Japan)	4,000	14,679

Kadant, Inc.	181	5,416

Kawasaki Heavy Industries, Ltd. (Japan)	5,000	16,851

Lindsay Corp.	29	2,356

NACCO Industries, Inc. Class A	29	1,625

Schindler Holding AG (Switzerland)	133	19,330

Terex Corp. †	689	24,714

		252,137
Manufacturing (0.7%)
AZZ, Inc.	106	4,397

Chase Corp.	166	3,279

Generac Holdings, Inc.	193	7,817

Greenbrier Companies, Inc. †	396	9,286

Hartalega Holdings Bhd (Malaysia)	3,100	5,500

IMI PLC (United Kingdom)	1,127	22,043

Ingersoll-Rand PLC	1,375	79,104

Leggett & Platt, Inc.	894	28,608

Standex International Corp.	85	4,434

TriMas Corp. †	358	11,546

Valmont Industries, Inc.	29	4,418

		180,432
Media (0.1%)
Demand Media, Inc. †	159	1,363

Naspers, Ltd. Class N (South Africa)	198	14,548

		15,911
Medical technology (1.2%)

Accuray, Inc. †	654	3,512

Alere, Inc. †	412	10,539

Align Technology, Inc. †	94	3,361

Coloplast A/S Class B (Denmark)	440	25,022

Conmed Corp.	280	9,220

CSL, Ltd. (Australia)	324	18,367

Cyberonics, Inc. †	44	2,099

Globus Medical, Inc. Class A †	197	2,876

Greatbatch, Inc. †	358	11,531

Haemonetics Corp. †	107	4,417

Hill-Rom Holdings, Inc.	213	7,696

Insulet Corp. †	119	3,553

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Medical technology cont.
Nx Stage Medical, Inc. †	153	$2,134

St. Jude Medical, Inc.	2,032	87,843

STAAR Surgical Co. †	568	5,055

Steris Corp.	97	4,398

TearLab Corp. †	211	2,220

Trinity Biotech PLC ADR (Ireland)	169	2,963

Zimmer Holdings, Inc.	1,140	89,501

		296,307
Metals (0.7%)
Assa Abloy AB Class B (Sweden)	477	19,016

BHP Billiton PLC (United Kingdom)	617	17,855

BHP Billiton, Ltd. (Australia)	1,048	34,153

Evraz PLC (United Kingdom)	6,349	12,947

Horsehead Holding Corp. † S	596	6,860

L.B. Foster Co. Class A	60	2,659

MMG, Ltd. (Australia) †	24,000	6,550

NN, Inc. †	424	3,926

Rio Tinto PLC (United Kingdom)	595	25,672

Rio Tinto, Ltd. (Australia)	317	16,452

Sung Kwang Bend Co., Ltd. (South Korea)	381	9,343

Vale SA ADR (Preference) (Brazil)	330	4,448

Vale SA ADR (Brazil)	185	2,664

voestalpine AG (Austria)	547	17,963

		180,508
Natural gas utilities (0.4%)
Kinder Morgan, Inc.	1,820	69,124

UGI Corp.	631	24,098

		93,222
Office equipment and supplies (0.3%)
Avery Dennison Corp.	616	26,796

Staples, Inc.	3,691	55,365

		82,161
Oil and gas (7.3%)
BP PLC (United Kingdom)	6,781	48,537

Cabot Oil & Gas Corp.	870	61,213

Cairn India, Ltd. (India)	1,990	10,003

Caltex Australia, Ltd. (Australia)	1,076	22,930

Chevron Corp.	978	120,050

CNOOC, Ltd. (China)	14,000	24,617

ConocoPhillips	3,613	221,621

CVR Energy, Inc. (Escrow) F	236	—

Delek US Holdings, Inc.	149	5,368

Dragon Oil PLC (Turkmenistan)	953	9,022

ENI SpA (Italy)	964	21,798

EPL Oil & Gas, Inc. †	280	8,526

Exxon Mobil Corp.	3,532	319,540

Ezion Holdings, Ltd. (Singapore)	6,000	10,781

Gulfport Energy Corp. †	68	3,243

Helmerich & Payne, Inc.	457	28,215

HollyFrontier Corp.	851	42,125

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (92.6%)* cont.	Shares	Value

Oil and gas cont.
Kodiak Oil & Gas Corp. †	464	$4,074

Lukoil OAO ADR (Russia)	378	22,271

Marathon Petroleum Corp.	1,205	99,413

Occidental Petroleum Corp.	2,379	219,035

ONEOK, Inc.	973	43,921

Pacific Rubiales Energy Corp. (Colombia)	612	12,928

Petroleo Brasileiro SA ADR (Preference) (Brazil)	979	18,249

Petroleo Brasileiro SA ADR (Brazil)	249	4,425

Phillips 66	2,035	135,470

Repsol YPF SA (Spain)	641	14,357

Rosetta Resources, Inc. †	65	3,046

Royal Dutch Shell PLC Class A (United Kingdom)	1,002	33,276

Royal Dutch Shell PLC Class B (United Kingdom)	922	31,854

Statoil ASA (Norway)	881	19,936

Stone Energy Corp. †	185	4,164

Surgutneftegas OAO (Russia) (Preference) †	17,178	10,488

Swift Energy Co. †	245	3,322

Tesoro Corp.	824	50,800

Total SA (France)	543	26,932

Unit Corp. †	86	3,885

Vaalco Energy, Inc. †	1,006	6,157

Valero Energy Corp.	2,013	81,788

W&T Offshore, Inc.	186	2,742

Western Refining, Inc.	237	7,909

		1,818,031
Pharmaceuticals (5.7%)
AbbVie, Inc.	2,943	125,636

ACADIA Pharmaceuticals, Inc. †	152	2,139

Array BioPharma, Inc. †	464	2,710

AstraZeneca PLC (United Kingdom)	452	23,059

Bayer AG (Germany)	323	34,745

Bristol-Myers Squibb Co.	4,279	196,877

Eli Lilly & Co.	2,624	139,492

Endo Health Solutions, Inc. †	170	6,171

Gentium SpA ADR (Italy) †	156	1,309

GlaxoSmithKline PLC (United Kingdom)	1,298	33,645

Glenmark Pharmaceuticals, Ltd. (India) †	989	10,314

Hi-Tech Pharmacal Co., Inc.	65	2,077

Jazz Pharmaceuticals PLC †	265	18,012

Johnson & Johnson	1,227	103,289

Merck & Co., Inc.	605	28,254

Novartis AG (Switzerland)	433	31,027

Novo Nordisk A/S Class B (Denmark)	230	36,924

Orion OYJ Class B (Finland)	582	14,311

Otsuka Holdings Company, Ltd. (Japan)	900	28,624

Pfizer, Inc.	13,699	373,024

PharMerica Corp. †	272	4,246

Questcor Pharmaceuticals, Inc.	154	5,262

30 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Pharmaceuticals cont.
Roche Holding AG-Genusschein (Switzerland)	257	$63,592

Salix Pharmaceuticals, Ltd. †	400	24,268

Sanofi (France)	311	32,706

Santarus, Inc. †	144	3,207

ViroPharma, Inc. †	385	10,588

Warner Chilcott PLC Class A	3,085	59,232

		1,414,740
Photography/Imaging (0.1%)
Konica Minolta Holdings, Inc. (Japan)	2,000	14,301

		14,301
Publishing (0.1%)
Gannett Co., Inc.	1,506	32,379

		32,379
Railroads (0.1%)
Central Japan Railway Co. (Japan)	300	32,727

		32,727
Real estate (3.1%)
AG Mortgage Investment Trust, Inc. R	97	2,220

Agree Realty Corp. R	182	6,066

Aliansce Shopping Centers SA (Brazil)	679	6,848

American Capital Agency Corp. R	1,183	30,521

Arlington Asset Investment Corp. Class A	117	3,189

ARMOUR Residential REIT, Inc. R	525	2,709

Ashford Hospitality Trust, Inc. R	622	8,217

AvalonBay Communities, Inc. R	315	41,788

BR Properties SA (Brazil)	806	7,771

CBL & Associates Properties, Inc. R	626	14,392

Chimera Investment Corp. R	4,331	13,210

China Overseas Grand Oceans Group, Ltd. (China)	7,000	10,089

China Overseas Land & Investment, Ltd. (China)	3,000	8,796

CYS Investments, Inc. R	323	3,320

Dexus Property Group (Australia) R	16,502	17,260

Direcional Engenharia SA (Brazil)	1,364	10,062

Dynex Capital, Inc. R	484	4,922

EPR Properties R	62	3,250

Federal Realty Investment Trust R	243	26,183

First Industrial Realty Trust R	205	3,462

Glimcher Realty Trust R	394	4,602

Hammerson PLC (United Kingdom) R	1,257	9,755

Hatteras Financial Corp. R	447	11,542

Health Care REIT, Inc. R	850	57,826

HFF, Inc. Class A	589	11,079

Invesco Mortgage Capital, Inc. R	156	2,909

Investors Real Estate Trust R	469	4,221

iStar Financial, Inc. † R	386	4,597

Jones Lang LaSalle, Inc.	31	2,847

Lexington Realty Trust R	901	11,344

LSR Group OJSC GDR (Russia)	1,328	4,810

LTC Properties, Inc. R	221	9,196

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	3,035	7,522

Dynamic Asset Allocation Equity Fund	31

COMMON STOCKS (92.6%)* cont.	Shares	Value

Real estate cont.
MFA Financial, Inc. R	532	$4,671

National Health Investors, Inc. R	137	8,531

One Liberty Properties, Inc. R	214	5,660

PS Business Parks, Inc. R	65	4,960

Public Storage R	445	67,551

Select Income REIT R	356	9,694

Simon Property Group, Inc. R	814	135,482

St. Joe Co. (The) †	546	11,149

Starwood Property Trust, Inc. R	119	3,019

Summit Hotel Properties, Inc. R	575	5,675

Sun Communities, Inc. R	96	4,797

Surya Semesta Internusa Tbk PT (Indonesia)	41,000	6,911

Tanger Factory Outlet Centers R	406	13,999

Tokyu Land Corp. (Japan)	3,000	27,255

Universal Health Realty Income Trust R	48	2,168

Vornado Realty Trust R	603	48,210

Westfield Group (Australia)	1,364	14,935

Wheelock and Co., Ltd. (Hong Kong)	5,000	27,849

		769,041
Regional Bells (0.4%)
AT&T, Inc.	2,702	94,543

		94,543
Restaurants (0.1%)
AFC Enterprises †	294	10,719

Brinker International, Inc.	251	9,842

Domino’s Pizza, Inc.	48	2,845

Fiesta Restaurant Group, Inc. †	90	3,201

Papa John’s International, Inc. †	85	5,477

		32,084
Retail (7.4%)
Adidas AG (Germany)	139	15,093

Advance Auto Parts, Inc.	431	35,135

American Eagle Outfitters, Inc.	1,279	25,311

ANN, Inc. †	240	7,363

Bed Bath & Beyond, Inc. †	1,085	74,051

Big Lots, Inc. †	728	24,788

BR Malls Participacoes SA (Brazil)	1,003	10,237

Buckle, Inc. (The)	76	4,064

Chico’s FAS, Inc.	1,164	21,022

Cie Financiere Richemont SA (Switzerland)	149	13,096

Coach, Inc.	1,273	74,165

Compagnie Financiere Richemont SA (Switzerland)	1,268	11,255

Costco Wholesale Corp.	806	88,394

CP ALL PCL (Thailand)	9,200	13,067

Crocs, Inc. †	193	3,405

CST Brands, Inc. †	223	6,777

CVS Caremark Corp.	3,163	182,126

Deckers Outdoor Corp. †	45	2,416

Destination Maternity Corp.	340	8,469

32 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Retail cont.
Dillards, Inc. Class A	230	$21,222

Foot Locker, Inc.	895	30,716

Francesca’s Holdings Corp. †	124	3,540

GameStop Corp. Class A	167	5,538

Gap, Inc. (The)	1,547	62,731

Genesco, Inc. †	117	7,907

Home Depot, Inc. (The)	3,957	311,258

KAR Auction Services, Inc.	257	6,027

Koninklijke Ahold NV (Netherlands)	927	14,977

Lowe’s Cos., Inc.	4,334	182,505

Lumber Liquidators Holdings, Inc. †	32	2,628

Macy’s, Inc.	1,823	88,124

Matahari Department Store Tbk PT (Indonesia) †	5,500	7,300

Next PLC (United Kingdom)	515	35,954

O’Reilly Automotive, Inc. †	580	63,168

PetSmart, Inc.	574	38,745

Pier 1 Imports, Inc.	100	2,319

Sonic Automotive, Inc. Class A	877	19,969

Tile Shop Holdings, Inc. †	188	4,813

TJX Cos., Inc. (The)	2,843	143,884

USANA Health Sciences, Inc. †	39	2,734

Wal-Mart Stores, Inc.	376	28,140

Walgreen Co.	2,424	115,770

Woolworths, Ltd. (Australia)	739	23,197

		1,843,400
Schools (0.1%)
Bright Horizons Family Solutions, Inc. †	127	4,578

Grand Canyon Education, Inc. †	162	5,203

ITT Educational Services, Inc. †	635	15,221

		25,002
Semiconductor (0.6%)
ASML Holding NV (Netherlands)	246	20,284

Cypress Semiconductor Corp. †	1,575	17,703

Entegris, Inc. †	540	5,627

Lam Research Corp. †	827	38,687

Magnachip Semiconductor Corp. (South Korea) †	207	3,830

Photronics, Inc. †	533	4,067

Rudolph Technologies, Inc. †	425	5,211

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6,000	21,825

Teradyne, Inc. †	1,551	27,825

Ultra Clean Holdings, Inc. †	475	2,760

		147,819
Shipping (0.3%)
Aegean Marine Petroleum Network, Inc. (Greece)	809	7,863

Con-way, Inc.	295	11,216

Quality Distribution, Inc. †	506	4,610

Swift Transportation Co. †	680	11,451

Wabtec Corp.	287	31,573

		66,713

Dynamic Asset Allocation Equity Fund	33

COMMON STOCKS (92.6%)* cont.	Shares	Value

Software (3.8%)
BMC Software, Inc. †	1,550	$70,207

Changyou.com, Ltd. ADR (China)	299	9,194

IntraLinks Holdings, Inc. †	565	3,469

Manhattan Associates, Inc. †	93	6,978

Mantech International Corp. Class A	253	6,854

Microsoft Corp.	10,212	356,195

MicroStrategy, Inc. Class A †	22	2,013

NTT Data Corp. (Japan)	3	10,057

Oracle Corp.	9,503	320,821

Oracle Corp. Japan (Japan)	300	11,813

PTC, Inc. †	165	4,143

QLIK Technologies, Inc. †	90	2,768

Rovi Corp. †	463	11,945

Safeguard Scientifics, Inc. †	244	3,850

SAP AG (Germany) †	138	10,511

SciQuest, Inc. †	92	2,111

Symantec Corp. †	4,788	107,203

Tencent Holdings, Ltd. (China)	200	7,899

TIBCO Software, Inc. †	142	3,029

Ultimate Software Group, Inc. †	78	8,681

		959,741
Staffing (0.2%)
Barrett Business Services, Inc.	135	7,875

On Assignment, Inc. †	211	5,494

Robert Half International, Inc.	813	28,260

		41,629
Technology (0.1%)
CACI International, Inc. Class A †	58	3,720

Softbank Corp. (Japan)	400	20,007

		23,727
Technology services (2.7%)
Accenture PLC Class A	2,665	218,823

Acxiom Corp. †	382	8,400

AOL, Inc. †	1,514	52,475

Cap Gemini SA (France)	313	15,138

CSG Systems International, Inc. †	82	1,774

Google, Inc. Class A †	264	229,787

IBM Corp.	535	111,291

NIC, Inc.	145	2,424

Perficient, Inc. †	274	3,452

Sourcefire, Inc. †	65	3,637

Tyler Technologies, Inc. †	92	6,349

Unisys Corp. †	127	2,623

XO Group, Inc. †	360	3,722

Yandex NV Class A (Russia) †	506	13,743

		673,638
Telecommunications (1.0%)
America Movil SAB de CV ADR Ser. L (Mexico)	331	6,590

Arris Group, Inc. †	165	2,496

Aruba Networks, Inc. †	114	1,703

34 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (92.6%)* cont.	Shares	Value

Telecommunications cont.
BroadSoft, Inc. †	36	$998

BT Group PLC (United Kingdom)	4,112	18,773

CalAmp Corp. †	337	4,438

EchoStar Corp. Class A †	695	27,598

France Telecom SA (France)	1,361	13,829

InterDigital, Inc.	21	966

InterXion Holding NV (Netherlands) †	156	4,282

KCell JSC ADR (Kazakhstan) †	464	7,471

Loral Space & Communications, Inc.	75	4,517

Mobile Telesystems OJSC (Russia) †	1,600	12,763

NeuStar, Inc. Class A †	137	6,639

NTT DoCoMo, Inc. (Japan)	11	16,249

Tele2 AB (Redemption Shares) (Sweden) † F	689	2,913

Tele2 AB Class B (Sweden)	836	10,446

Telefonica SA (Spain)	1,211	16,585

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	12,500	14,028

Telenor ASA (Norway)	767	16,051

Telstra Corp., Ltd. (Australia)	4,295	19,428

Turkcell Iletisim Hizmetleri AS (Turkey) †	1,945	12,001

USA Mobility, Inc.	236	3,181

Vodafone Group PLC (United Kingdom)	6,059	17,559

		241,504
Telephone (1.5%)
Deutsche Telekom AG (Germany) †	1,380	15,773

Telefonica Brasil SA ADR (Brazil)	289	7,141

tw telecom, inc. †	1,014	28,929

Verizon Communications, Inc.	6,482	314,246

		366,089
Textiles (0.1%)
G&K Services, Inc. Class A	90	4,348

Perry Ellis International, Inc.	309	6,523

Top Glove Corp. Bhd (Malaysia)	2,900	5,964

		16,835
Tire and rubber (0.2%)
Cie Generale des Etablissements Michelin (France)	201	17,461

Continental AG (Germany)	131	17,281

Cooper Tire & Rubber Co.	419	10,827

		45,569
Tobacco (1.9%)
British American Tobacco (BAT) PLC (United Kingdom)	371	20,376

Japan Tobacco, Inc. (Japan)	700	23,709

Lorillard, Inc.	2,582	109,580

Philip Morris International, Inc.	3,473	315,730

		469,395
Toys (0.1%)
Namco Bandai Holdings, Inc. (Japan)	900	14,519

		14,519
Transportation (0.1%)
Bangkok Expressway PCL (Thailand)	7,300	9,585

Jaypee Infratech, Ltd. (India) †	5,312	3,098

TAL International Group, Inc. †	205	8,663

		21,346

Dynamic Asset Allocation Equity Fund	35

COMMON STOCKS (92.6%)* cont.	Shares	Value

Transportation services (0.1%)
ComfortDelgro Corp., Ltd. (Singapore)	9,000	$13,267

TAV Havalimanlari Holding AS (Turkey) †	1,262	7,923

Universal Truckload Services, Inc. †	205	5,238

		26,428
Trucks and parts (0.6%)
Delphi Automotive PLC (United Kingdom)	1,753	85,564

Hyundai Mobis Co., Ltd. (South Korea)	63	15,799

Miller Industries, Inc.	215	3,520

Standard Motor Products, Inc.	316	10,681

WABCO Holdings, Inc. †	389	29,338

		144,902
Waste Management (—%)
China Everbright Intl., Ltd. (China)	9,000	7,248

		7,248
Water Utilities (0.1%)
United Utilities Group PLC (United Kingdom)	1,443	16,460

		16,460

Total common stocks (cost $18,046,836)		$23,164,471

INVESTMENT COMPANIES (4.1%)*	Shares	Value

SPDR S&P 500 ETF Trust	5,810	$948,424

SPDR S&P Midcap 400 ETF Trust	344	74,270

Total investment companies (cost $842,777)		$1,022,694

UNITS (—%)*	Units	Value

Grupo BTG Pactual zero % (Brazil)	667	$10,236

Total units (cost $10,978)		$10,236

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

MSCI Daily Total Return Net Emerging Markets
Index (Put)	Jun-13/$400.43	298	$1,522

Total purchased equity options outstanding (cost $1,846)			$1,522

SHORT-TERM INVESTMENTS (4.4%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.01% L	929,346	$929,346

Putnam Cash Collateral Pool, LLC 0.16% [d]	6,125	6,125

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, April 3, 2014 #	$19,000	18,982

U.S. Treasury Bills with effective yields ranging from 0.12%
to 0.13%, March 6, 2014 #	86,000	85,931

U.S. Treasury Bills with an effective yield of 0.13%,
January 9, 2014 #	49,000	48,974

Total short-term investments (cost $1,089,332)		$1,089,358

TOTAL INVESTMENTS

Total investments (cost $19,991,769)		$25,288,281

36 Dynamic Asset Allocation Equity Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
JSC	Joint Stock Company
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2012 through May 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $25,026,151.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

 d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $141,890 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.3%	South Korea	0.9%

United Kingdom	3.2	China	0.8

Japan	2.7	Brazil	0.6

Switzerland	1.2	Spain	0.5

France	1.2	Other	5.4

Australia	1.1	Total	100.0%

Germany	1.1

Dynamic Asset Allocation Equity Fund	37

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $9,922,375)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Buy	6/19/13	$1,519	$1,556	$(37)

	Canadian Dollar	Sell	7/17/13	393,710	400,822	7,112

	Chilean Peso	Buy	7/17/13	1,839	3,240	(1,401)

	Euro	Buy	6/19/13	262,310	262,871	(561)

	Japanese Yen	Sell	8/22/13	40,624	41,783	1,159

	Peruvian New Sol	Buy	7/17/13	36,108	38,268	(2,160)

	Peruvian New Sol	Sell	7/17/13	36,108	37,474	1,366

	Swedish Krona	Buy	6/19/13	188,539	192,796	(4,257)

	Swiss Franc	Sell	6/19/13	18,199	18,537	338

Barclays Bank PLC
	Australian Dollar	Sell	7/17/13	11,736	11,837	101

	Brazilian Real	Sell	7/17/13	11,528	9,959	(1,569)

	British Pound	Buy	6/19/13	87,812	86,029	1,783

	Canadian Dollar	Sell	7/17/13	6,552	5,972	(580)

	Chilean Peso	Sell	7/17/13	11,580	10,477	(1,103)

	Euro	Buy	6/19/13	406,205	405,995	210

	Hong Kong Dollar	Buy	8/22/13	25,361	25,370	(9)

	Indonesian Rupiah	Sell	8/22/13	2,939	2,445	(494)

	Japanese Yen	Sell	8/22/13	241,554	245,322	3,768

	Malaysian Ringgit	Sell	8/22/13	5,744	4,859	(885)

	Mexican Peso	Buy	7/17/13	1,676	2,991	(1,315)

	New Taiwan Dollar	Buy	8/22/13	9,207	9,345	(138)

	Norwegian Krone	Sell	6/19/13	75,853	76,065	212

	Polish Zloty	Buy	6/19/13	8,443	8,801	(358)

	Russian Ruble	Buy	6/19/13	3,083	3,196	(113)

	Singapore Dollar	Sell	8/22/13	3,481	3,570	89

	Swedish Krona	Sell	6/19/13	128,953	131,443	2,490

	Swiss Franc	Buy	6/19/13	118,816	120,696	(1,880)

	Turkish Lira	Buy	6/19/13	4,743	4,973	(230)

Citibank, N.A.
	Australian Dollar	Sell	7/17/13	90,450	96,110	5,660

	Brazilian Real	Sell	7/17/13	17,916	16,282	(1,634)

	British Pound	Buy	6/19/13	87,053	85,384	1,669

	Canadian Dollar	Buy	7/17/13	12,141	12,844	(703)

	Danish Krone	Sell	6/19/13	4,760	4,770	10

	Euro	Buy	6/19/13	52,513	52,169	344

	Japanese Yen	Sell	8/22/13	166,666	173,178	6,512

	Singapore Dollar	Buy	8/22/13	37,424	38,388	(964)

	South African Rand	Buy	7/17/13	7,566	7,609	(43)

	Swedish Krona	Sell	6/19/13	25,220	25,545	325

	Swiss Franc	Sell	6/19/13	24,997	25,739	742

	Thai Baht	Sell	8/22/13	2,763	2,178	(585)

	Turkish Lira	Buy	6/19/13	3,677	4,060	(383)

38 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $9,922,375) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Australian Dollar	Buy	7/17/13	$48,850	$54,138	$(5,288)

	Brazilian Real	Sell	7/17/13	8,842	7,450	(1,392)

	British Pound	Buy	6/19/13	276,047	273,093	2,954

	Canadian Dollar	Sell	7/17/13	1,060	321	(739)

	Chilean Peso	Sell	7/17/13	14,333	13,616	(717)

	Chinese Yuan	Sell	8/22/13	7,357	7,423	66

	Czech Koruna	Buy	6/19/13	13,384	13,499	(115)

	Czech Koruna	Sell	6/19/13	13,384	13,525	141

	Euro	Sell	6/19/13	9,749	10,073	324

	Hungarian Forint	Sell	6/19/13	599	658	59

	Indonesian Rupiah	Buy	8/22/13	2,935	3,050	(115)

	Japanese Yen	Buy	8/22/13	557,742	573,874	(16,132)

	Mexican Peso	Buy	7/17/13	13,227	14,454	(1,227)

	Norwegian Krone	Buy	6/19/13	109,607	111,014	(1,407)

	Philippine Peso	Sell	8/22/13	4,188	3,863	(325)

	Polish Zloty	Buy	6/19/13	12,999	13,324	(325)

	Polish Zloty	Sell	6/19/13	12,999	13,360	361

	Russian Ruble	Sell	6/19/13	1,909	1,244	(665)

	South African Rand	Sell	7/17/13	13,374	14,140	766

	Swedish Krona	Sell	6/19/13	25,371	24,511	(860)

	Swiss Franc	Buy	6/19/13	60,558	60,538	20

	Turkish Lira	Buy	6/19/13	2,878	3,229	(351)

Deutsche Bank AG
	Australian Dollar	Sell	7/17/13	33,489	33,559	70

	Brazilian Real	Buy	7/17/13	1,713	3,165	(1,452)

	British Pound	Buy	6/19/13	58,643	57,152	1,491

	Canadian Dollar	Buy	7/17/13	146,846	149,276	(2,430)

	Euro	Sell	6/19/13	18,717	18,732	15

	Japanese Yen	Sell	8/22/13	11,601	13,197	1,596

	Mexican Peso	Buy	7/17/13	16,205	17,235	(1,030)

	Norwegian Krone	Buy	6/19/13	35,849	36,314	(465)

	Polish Zloty	Buy	6/19/13	5,224	5,508	(284)

	Swedish Krona	Sell	6/19/13	25,205	25,012	(193)

	Swiss Franc	Buy	6/19/13	4,811	5,008	(197)

	Turkish Lira	Buy	6/19/13	8,367	8,620	(253)

Goldman Sachs International
	British Pound	Buy	6/19/13	27,194	26,512	682

	Canadian Dollar	Sell	7/17/13	23,896	23,486	(410)

	Euro	Sell	6/19/13	49,785	50,059	274

	Japanese Yen	Buy	8/22/13	234,195	240,160	(5,965)

	Norwegian Krone	Buy	6/19/13	16,724	16,819	(95)

Dynamic Asset Allocation Equity Fund 39

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $9,922,375) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Australian Dollar	Sell	7/17/13	$19,369	$18,750	$(619)

	British Pound	Sell	6/19/13	112,121	111,604	(517)

	Canadian Dollar	Sell	7/17/13	23,125	23,031	(94)

	Euro	Buy	6/19/13	170,280	170,149	131

	Indian Rupee	Sell	8/22/13	1,616	935	(681)

	Japanese Yen	Sell	8/22/13	88,050	91,930	3,880

	Norwegian Krone	Buy	6/19/13	161,209	163,280	(2,071)

	Philippine Peso	Buy	8/22/13	4,365	4,817	(452)

	Russian Ruble	Buy	6/19/13	478	1,205	(727)

	South African Rand	Buy	7/17/13	7,566	7,610	(44)

	Swiss Franc	Buy	6/19/13	62,127	62,832	(705)

	Swiss Franc	Sell	6/19/13	62,127	62,927	800

	Thai Baht	Sell	8/22/13	888	616	(272)

	Turkish Lira	Sell	6/19/13	2,451	1,932	(519)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/17/13	214,198	233,518	(19,320)

	Brazilian Real	Buy	7/17/13	17,454	19,198	(1,744)

	British Pound	Buy	6/19/13	108,626	107,329	1,297

	Canadian Dollar	Buy	7/17/13	99,343	102,188	(2,845)

	Chilean Peso	Buy	7/17/13	13,460	14,861	(1,401)

	Chinese Yuan	Buy	8/22/13	8,019	7,965	54

	Euro	Sell	6/19/13	519,031	518,914	(117)

	Hungarian Forint	Sell	6/19/13	640	686	46

	Japanese Yen	Sell	8/22/13	128,978	136,911	7,933

	Malaysian Ringgit	Buy	8/22/13	3,883	4,284	(401)

	Mexican Peso	Buy	7/17/13	2,315	3,044	(729)

	New Taiwan Dollar	Buy	8/22/13	5,346	5,440	(94)

	Norwegian Krone	Sell	6/19/13	189,053	191,135	2,082

	Polish Zloty	Buy	6/19/13	5,011	5,143	(132)

	Russian Ruble	Sell	6/19/13	1,462	1,360	(102)

	Swedish Krona	Sell	6/19/13	54,922	55,661	739

	Swiss Franc	Sell	6/19/13	13,492	14,516	1,024

	Turkish Lira	Sell	6/19/13	3,464	3,295	(169)

Royal Bank of Scotland PLC (The)
	Euro	Buy	6/19/13	79,551	79,562	(11)

	Euro	Sell	6/19/13	79,551	79,143	(408)

	Japanese Yen	Buy	8/22/13	111,086	114,771	(3,685)

State Street Bank and Trust Co.
	Australian Dollar	Buy	7/17/13	42,840	46,207	(3,367)

	Brazilian Real	Buy	7/17/13	19,305	20,720	(1,415)

	British Pound	Sell	6/19/13	113,791	112,695	(1,096)

	Canadian Dollar	Buy	7/17/13	82,191	84,570	(2,379)

40 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/13 (aggregate face value $9,922,375) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Chilean Peso	Buy	7/17/13	$11,733	$13,096	$(1,363)

	Colombian Peso	Sell	7/17/13	2,381	1,539	(842)

	Czech Koruna	Buy	6/19/13	1,551	1,568	(17)

	Czech Koruna	Sell	6/19/13	1,551	1,557	6

	Euro	Buy	6/19/13	231,114	232,116	(1,002)

	Hungarian Forint	Sell	6/19/13	589	678	89

	Japanese Yen	Sell	8/22/13	15,035	15,860	825

	Mexican Peso	Buy	7/17/13	4,879	6,195	(1,316)

	Norwegian Krone	Sell	6/19/13	99,440	100,781	1,341

	Polish Zloty	Buy	6/19/13	1,093	1,305	(212)

	Swedish Krona	Sell	6/19/13	23,500	24,997	1,497

	Swiss Franc	Sell	6/19/13	17,572	17,734	162

	Turkish Lira	Sell	6/19/13	5,329	5,211	(118)

UBS AG
	Australian Dollar	Sell	7/17/13	53,907	55,144	1,237

	British Pound	Buy	6/19/13	53,174	53,609	(435)

	Canadian Dollar	Sell	7/17/13	344,182	350,131	5,949

	Chilean Peso	Sell	7/17/13	3,326	2,109	(1,217)

	Czech Koruna	Buy	6/19/13	9,301	9,402	(101)

	Czech Koruna	Sell	6/19/13	9,301	9,334	33

	Euro	Sell	6/19/13	361,358	362,204	846

	Hungarian Forint	Sell	6/19/13	502	600	98

	Japanese Yen	Sell	8/22/13	73,621	76,354	2,733

	Mexican Peso	Buy	7/17/13	4,863	5,952	(1,089)

	New Taiwan Dollar	Buy	8/22/13	5,965	6,065	(100)

	Norwegian Krone	Buy	6/19/13	121,631	123,206	(1,575)

	Philippine Peso	Sell	8/22/13	2,550	2,205	(345)

	Russian Ruble	Sell	6/19/13	1,577	1,442	(135)

	Swedish Krona	Buy	6/19/13	180,102	184,981	(4,879)

	Swiss Franc	Sell	6/19/13	90,680	91,399	719

	Turkish Lira	Sell	6/19/13	9,858	9,641	(217)

WestPac Banking Corp.
	Australian Dollar	Buy	7/17/13	147,601	160,439	(12,838)

	British Pound	Sell	6/19/13	295,645	292,116	(3,529)

	Canadian Dollar	Buy	7/17/13	197,240	201,457	(4,217)

	Euro	Buy	6/19/13	121,146	121,145	1

	Japanese Yen	Buy	8/22/13	13,247	11,229	2,018

	Mexican Peso	Buy	7/17/13	12,564	13,681	(1,117)

Total						$(68,365)

Dynamic Asset Allocation Equity Fund	41

FUTURES CONTRACTS OUTSTANDING at 5/31/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	2	$72,110	Jun-13	$(2,239)

S&P 500 Index E-Mini (Long)	5	407,250	Jun-13	24,203

S&P 500 Index E-Mini (Short)	5	407,250	Jun-13	(17,630)

SPI 200 Index (Long)	4	472,113	Jun-13	(25,747)

Total				$(21,413)

WRITTEN EQUITY OPTIONS OUTSTANDING at 5/31/13 (premiums $1,160)

	Expiration date/	Contract
	strike price	amount	Value

MSCI Daily Total Return Net Emerging Markets
Index (Call)	Jun-13/$442.57	$147	$31

MSCI Daily Total Return Net Emerging Markets
Index (Put)	Jun-13/358.27	298	249

Total			$280

42 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$853,610	$365,531	$—

Capital goods	1,343,850	307,543	—

Communication services	896,162	178,193	2,913

Conglomerates	398,618	40,733	—

Consumer cyclicals	2,169,012	608,303	—

Consumer staples	1,897,390	440,503	129

Energy	1,894,777	296,314	—

Financials	3,286,988	986,682	—

Health care	2,473,855	369,387	—

Technology	3,184,788	324,987	—

Transportation	244,436	87,156	—

Utilities and power	384,924	127,687	—

Total common stocks	19,028,410	4,133,019	3,042

Investment companies	$1,022,694	$—	$—

Purchased equity options outstanding	—	1,522	—

Units	10,236	—	—

Short-term investments	929,346	160,012	—

Totals by level	$20,990,686	$4,294,553	$3,042

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(68,365)	$—

Futures contracts	(21,413)	—	—

Written equity options outstanding	—	(280)	—

Totals by level	$(21,413)	$(68,645)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 43

Statement of assets and liabilities 5/31/13

ASSETS

Investment in securities, at value, including $5,755 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $19,056,298)	$24,352,810
Affiliated issuers (identified cost $935,471) (Notes 1 and 6)	935,471

Cash	12,000

Foreign currency (cost $13,841) (Note 1)	13,270

Dividends, interest and other receivables	60,168

Receivable for shares of the fund sold	565

Receivable for investments sold	98,339

Receivable from Manager (Note 2)	15,461

Unrealized appreciation on forward currency contracts (Note 1)	78,249

Total assets	25,566,333

LIABILITIES

Payable for investments purchased	220,956

Payable for shares of the fund repurchased	28,152

Payable for custodian fees (Note 2)	26,955

Payable for investor servicing fees (Note 2)	9,989

Payable for Trustee compensation and expenses (Note 2)	2,684

Payable for administrative services (Note 2)	44

Payable for variation margin (Note 1)	6,188

Collateral on securities loaned, at value (Note 1)	6,125

Unrealized depreciation on forward currency contracts (Note 1)	146,614

Written options outstanding, at value (premiums $1,160) (Notes 1 and 3)	280

Other accrued expenses	92,195

Total liabilities	540,182

Net assets	$25,026,151

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$18,527,711

Undistributed net investment income (Note 1)	148,151

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,145,771

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,204,518

Total — Representing net assets applicable to capital shares outstanding	$25,026,151

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($32,684 divided by 2,768 shares)	$11.81

Offering price per class A share (100/94.25 of $11.81)*	$12.53

Net asset value, offering price and redemption price per class Y share
($24,993,467 divided by 2,116,182 shares)	$11.81

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced

The accompanying notes are an integral part of these financial statements.

44 Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/13

INVESTMENT INCOME

Dividends (net of foreign tax of $12,819)	$532,191

Interest (including interest income of $645 from investments in affiliated issuers) (Note 6)	956

Securities lending (Note 1)	4

Total investment income	533,151

EXPENSES

Compensation of Manager (Note 2)	129,537

Investor servicing fees (Note 2)	54,751

Custodian fees (Note 2)	90,125

Trustee compensation and expenses (Note 2)	1,898

Administrative services (Note 2)	615

Reports to shareholders	19,562

Auditing and tax fees	91,740

Other	2,466

Fees waived and reimbursed by Manager (Note 2)	(163,295)

Total expenses	227,399

Expense reduction (Note 2)	(1,359)

Net expenses	226,040

Net investment income	307,111

Net realized gain on investments (Notes 1 and 3)	1,304,347

Net realized gain on futures contracts (Note 1)	255,541

Net realized gain on foreign currency transactions (Note 1)	8,507

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(7,211)

Net unrealized appreciation of investments and futures contracts during the year	3,546,851

Net gain on investments	5,108,035

Net increase in net assets resulting from operations	$5,415,146

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 45

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/13	Year ended 5/31/12

Operations:
Net investment income	$307,111	$278,607

Net realized gain on investments
and foreign currency transactions	1,568,395	1,537,485

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	3,539,640	(5,384,488)

Net increase (decrease) in net assets resulting
from operations	5,415,146	(3,568,396)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(329)	—

Class Y	(237,066)	—

Net realized short-term gain on investments

Class A	(135)	(1,354)

Class Y	(97,641)	(950,609)

From net realized long-term gain on investments
Class A	(2,205)	(1,611)

Class Y	(1,585,741)	(1,113,394)

Increase (decrease) from capital share transactions (Note 4)	2,807,535	(9,265,753)

Total increase (decrease) in net assets	6,299,564	(14,901,117)

NET ASSETS

Beginning of year	18,726,587	33,627,704

End of year (including undistributed net investment income
of $148,151 and $63,248, respectively)	$25,026,151	$18,726,587

The accompanying notes are an integral part of these financial statements.

46 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
May 31, 2013	$10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	$11.81	28.69	$33	1.06	1.42	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50*	15	.40*	.61*	46*

Class Y
May 31, 2013	$10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	$11.81	28.68	$24,993	1.06	1.43	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.41)	18,698	1.07	1.20	82
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50*	38,262	.40*	.61*	46*

* Not annualized.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2013	0.76%

May 31, 2012	0.75

May 31, 2011	0.49

May 31, 2010	0.41

May 31, 2009	0.30

The accompanying notes are an integral part of these financial statements.

48 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 49

Notes to financial statements 5/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2012 through May 31, 2013.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long term growth by investing mainly in common stocks of midsized and large companies (growth or value stock or both) worldwide. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. As of the end of the reporting period, all of the class Y shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

For shares purchased before June 24, 2013, a 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. No redemption fee will apply to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the

50 Dynamic Asset Allocation Equity Fund

U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge market risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Dynamic Asset Allocation Equity Fund	51

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $81,154 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

52 Dynamic Asset Allocation Equity Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $5,755 and the fund received cash collateral of $6,125.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sales transactions, foreign currency gains and losses, unrealized gains and losses on passive foreign investment companies, and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $15,187 to increase undistributed net investment income, $1,681 to decrease paid-in-capital and $13,506 to decrease accumulated net realized gain.

Dynamic Asset Allocation Equity Fund	53

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,553,545
Unrealized depreciation	(337,182)

Net unrealized appreciation	5,216,363
Undistributed ordinary income	93,247
Undistributed long-term gain	908,004
Undistributed short-term gain	454,993
Cost for federal income tax purposes	$20,071,918

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $163,295 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

54 Dynamic Asset Allocation Equity Fund

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$77

Class Y	54,674

Total	$54,751

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $38 under the expense offset arrangements and by $1,321 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $17, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $16,298,196 and $14,997,789, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity
	number of contracts	option premiums

Written options outstanding
at beginning of the reporting period	—	$—

Options opened	445	1,160
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options outstanding
at end of the reporting period	445	$1,160

Dynamic Asset Allocation Equity Fund 55

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/13		Year ended 5/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	256	2,669	311	2,965

	256	2,669	311	2,965

Shares repurchased	(290)	(3,277)	(2)	(15)

Net increase (decrease)	(34)	$(608)	309	$2,950

	Year ended 5/31/13		Year ended 5/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,665,364	$18,604,592	857,458	$9,180,776

Shares issued in connection with
reinvestment of distributions	183,599	1,920,448	218,185	2,064,003

	1,848,963	20,525,040	1,075,643	11,244,779

Shares repurchased	(1,582,129)	(17,716,897)	(1,962,161)	(20,513,482)

Net increase (decrease)	266,834	$2,808,143	(886,518)	$(9,268,703)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	1,791	64.7%	$21,152

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	70

Written equity option contracts (number of contracts)	100

Futures contracts (number of contracts)	20

Forward currency contracts (contract amount)	$21,000,000

56 Dynamic Asset Allocation Equity Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$78,249	Payables	$146,614

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	25,725*	depreciation	45,896*

Total		$103,974		$192,510

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$8,428	$8,428

Equity contracts	255,541	—	$255,541

Total	$255,541	$8,428	$263,969

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Options	Futures	contracts	Total

Foreign exchange contracts	$—	$—	$(6,643)	$(6,643)

Equity contracts	556	(81,816)	—	$(81,260)

Total	$556	$(81,816)	$(6,643)	$(87,903)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$658,914	$2,027,204	$2,686,118	$505	$—

Putnam Short Term
Investment Fund*	—	1,999,615	1,070,269	140	929,346

Totals	$658,914	$4,026,819	$3,756,387	$645	$929,346

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Asset Allocation Equity Fund	57

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

58 Dynamic Asset Allocation Equity Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,005,925 as a capital gain dividend with respect to the taxable year ended May 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 38.11% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 53.74%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Dynamic Asset Allocation Equity Fund 59

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

60 Dynamic Asset Allocation Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Equity Fund	61

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk, and
Management (2007–2008); Senior Financial	Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

62 Dynamic Asset Allocation Equity Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dynamic Asset Allocation Equity Fund 63

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

64 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Elizabeth T. Kennan	and Clerk
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Janet C. Smith
Company, LLC	George Putnam, III	Vice President,
One Post Office Square	Robert L. Reynolds	Principal Accounting Officer,
Boston, MA 02109	W. Thomas Stephens	and Assistant Treasurer

Marketing Services	Officers	Susan G. Malloy
Putnam Retail Management	Robert L. Reynolds	Vice President and
One Post Office Square	President	Assistant Treasurer
Boston, MA 02109
	Jonathan S. Horwitz	James P. Pappas
Custodian	Executive Vice President,	Vice President
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Mark C. Trenchard
Vice President and
Legal Counsel	Steven D. Krichmar	BSA Compliance Officer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm		Proxy Voting and Corporate
PricewaterhouseCoopers LLP		Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN062
281880 7/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2013	$73,558	$--	$11,870	$ —
May 31, 2012	$75,260	$--	$14,922	$39

For the fiscal years ended May 31, 2013 and May 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $159,370 and $107,713 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2013	$ —	$147,500	$ —	$ —

May 31, 2012	$ —	$76,005	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 26, 2013